SCHEDULE OF EXPECTED STATUTORY FEDERAL INCOME TAX PROVISION (Details) - USD ($)	12 Months Ended
	Feb. 29, 2024	Feb. 28, 2023
Income Tax Disclosure [Abstract]
Federal statutory rate	$ (4,349,000)	$ (3,803,000)
State income tax benefit, net of federal benefit	(994,000)	(859,400)
Non deductible interest	501,000	415,800
Non deductible stock based compensation	377,000	155,400
Change in valuation allowance	4,465,000	4,091,200
Total